                                                                   EXHIBIT 10.30



                            FOURTH AMENDMENT TO LEASE


         This FOURTH AMENDMENT TO LEASE ("Amendment") effective this _15th_____ day of February, 2001, by and between ESPERION THERAPEUTICS, INC., ("Lessee"), and KOSMOS ASSOCIATES, LLC, SUCCESSOR TO STATE 94 LIMITED PARTNERSHIP, ("Lessor"), serves to amend the Lease for the premises known as 695 KMS Place, Ann Arbor, Michigan, hereof for the purpose of increasing Lessee's total square footage under the Lease.

                                   WITNESSETH

         WHEREAS, Lessor and Lessee entered into that certain lease dated November 30, 1998 for premises consisting of approximately 12,400 square feet in the building described hereinabove, as amended by a First Amendment to Lease dated December 12, 1998 to address construction reimbursements, a Second Amendment to Lease dated April 6, 2000 increasing Lessee's total area to approximately 18,813 square feet, and a Third Amendment to Lease dated December, 2000 adjusting Lessee's total square footage to approximately 20,118 square feet ("Currently Leased Space") and extending the lease through 12/31/03 (the "Lease"); and

         WHEREAS, the Lessor and Lessee desire to amend the Lease to increase the area covered by the Lease.

         NOW, THEREFORE, Lessor and Lessee, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, do hereby agree that the Lease is amended as follows:

         1. Lessor and Lessee agree that on the date ("Commencement Date") that
(a) University of Michigan ("Michigan") has vacated the space consisting of approximately 4,673 square feet and shown on Exhibit A attached ("Additional Space") and (b) Lessor has constructed demising walls as shown on Exhibit A and to the standards mutually agreed to by Lessee and Lessor to protect the security of the Additional Space, Lessee shall hire and rent from Lessor the Additional Space in "as-is" condition. In consideration for Lessee leasing the Additional Space and accepting the Additional Space on an "as-is" basis, Lessor agrees that, at its sole cost: (i) it will be responsible for ensuring all fire doors, that are part of the Currently Leased Space and the Additional Space, are functioning properly; (ii) Lessee will be able to manually control the heating and cooling for the Currently Leased Space and the Additional Space; (iii) that the existing electrical outlets will be functioning properly; (iv) that Lessor will be responsible for changing all locks to entrance doors for the Additional Space; and (v) Lessor will provide Lessee with adequate outdoor garbage dumpsters; and (vi) Lessor will repair the `soft spot' in the `rat room'. The leasing of the Additional Space shall be governed by the same terms and conditions as set forth in the Lease, as amended by this Fourth Amendment to Lease.

         2. Rent for the Additional Space shall be payable in equal monthly installments, at the same time and in addition to the rent required under the Lease, as follows:

            From                    To               Monthly          Annual
            ----                    --               --------         ------
      Commencement Date           12/31/2001        $ 6,588.54     $ 79,062.49
            1/1/2002              12/31/2002        $ 6,781.30     $ 81,375.62
            1/1/2003              12/31/2003        $ 6,976.01     $ 83,712.12

Additionally, the rates of increase specified in the Lease for the Option on the Currently Leased Space will also apply to the Additional Space.

         3. This Amendment will have no force or effect until Michigan has executed its lease amendment to vacate the Additional Space. If the Additional Space is not delivered on or before December 31, 2001, either Lessor or Lessee may, on or before January 31, 2002, terminate this Amendment by delivering written notice to the other party.

         4. Beginning on the Commencement Date and ending on the Lease Termination Date, Lessee's share of taxes and operating expenses as defined under Sections 404 and 405 of the Lease shall increase to 19.71%.

         5. Lessor may, at Lessor's option, separately meter some or all of the utilities which serve the Additional Space. In the event Lessor is able is separately meter any such utility, Lessee agrees to immediately take action to put that utility so separately metered in Lessee's name and pay all usage costs in connection therewith.

         6. Except as expressly modified herein, all terms, conditions and provisions of the Lease are hereby ratified and affirmed and remain in full force and effect.

         7. Submission of this Amendment by Lessor is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Lessee. Lessor shall not be bound by this Amendment until Lessor has executed and delivered the same to Lessee.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                               KOSMOS ASSOCIATES, LLC


                                               By: /s/ Jeff Hauptman
                                                  ------------------------------
                                                       Jeff Hauptman, Manager

                                               ESPERION THERAPUTICS, INC.


                                               By: /s/ Tim Mayleben
                                                  ------------------------------

                                               Its: Vice President and Chief
                                                   -----------------------------
                                               Financial Officer
                                               -----------------